Exhibit 99.1

Forrester To Acquire SiriusDecisions

Creates a robust platform guiding companies to drive growth in the age of the customer

Expansion opportunities across industries and regions

Immediately accretive to pro forma EBITDA and EPS

Cambridge, MA and Wilton, CT – November 27, 2018 – Forrester (Nasdaq: FORR) entered into a definitive agreement to acquire SiriusDecisions, a leading business-to-business research and advisory firm, for $245 million in cash, subject to adjustment. The combination of Forrester and SiriusDecisions creates an innovative strategy and operations platform that can help business and technology leaders make the far-reaching changes needed to adapt to a customer-led, disruption-rich market while maximizing performance every day.

“Today’s announcement was driven by our clients,” said George F. Colony, Forrester’s chairman and chief executive officer. “Empowered customers and the disruptive power of technology are forcing business and technology leaders to take decisive action and make deep-rooted changes while delivering quarterly results. The combined value of Forrester’s strategic and SiriusDecisions’ operational capabilities will help our clients change and grow in tumultuous times.”

“We’re excited about joining forces with Forrester,” said John Neeson, SiriusDecisions’ cofounder and co-CEO. “Allying with Forrester changes the game for our clients and accelerates our growth across industries, regions, and business functions. Beyond the powerful synergies of our two firms what will make this work is our shared passion for our clients’ success,” added Rich Eldh, SiriusDecisions’ cofounder and co-CEO.

Forrester works with business and technology leaders to build customer-obsessed strategies. SiriusDecisions focuses on optimizing marketing, sales, and product operations. CMOs of business-to-business companies operate “The Sirius Way” — a methodology grounded in fact-based best practices that has become the standard across industries, including high tech and advanced manufacturing. Together, Forrester and SiriusDecisions will enable companies to know what they should do, why they should do it, and how to do it.

This deal opens up a number of opportunities for Forrester expansion:

1) Cross-selling services. Forrester and SiriusDecisions client bases will benefit from broader access to research and advisory content, data, and tools.

2) Accelerating international growth plans. Forrester’s global sales force and channels will widen the distribution of SiriusDecisions’ products in EMEA and APAC.

3) Expanding SiriusDecisions’ platform, methodologies, data, and best-practices tools to new roles. Forrester will extend the SiriusDecisions platform beyond marketing, sales, and product to roles in IT and customer experience.

4) Expanding SiriusDecisions to new vertical markets. Forrester’s growing penetration in industries such as financial services, retail, healthcare, energy and utilities serve as natural areas of expansion for “The Sirius Way.”

With the SiriusDecisions acquisition, Forrester’s addressable market in strategy of $20 billion approximately doubles to $40 billion with the addition of operations. Adding operational expertise to Forrester’s strategy expertise will drive new business, renewal rates, and the ability to enrich existing contracts with additional services.

“The addition of SiriusDecisions is expected to add approximately $100 million to Forrester’s revenue in 2019 on a pro forma basis and is expected to be $0.10 to $0.20 accretive to our 2019 pro forma EPS,” said Michael Doyle, Forrester’s chief financial officer. “Additional financial information will be provided during our call today and with the investor presentation that is posted on our website.”

The transaction is expected to close in January 2019 and is subject to the satisfaction of customary closing conditions, including applicable regulatory filings. The transaction is expected to be funded through a combination of cash on hand and up to $175 million of fully committed debt financing to be provided by JPMorgan Chase Bank, N.A. and a syndicate of other lenders.

William Blair & Company is serving as financial advisor to Forrester, and Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal counsel. Centerview Partners LLC is serving as exclusive financial advisor to SiriusDecisions, and DLA Piper is serving as legal counsel.

“Digitally-savvy customers are changing the rules of business, creating extraordinary opportunity for companies that adapt and existential threat to those that don’t,” said Mr. Colony. “The combined company creates a robust platform to help our clients not only navigate these rough waters but thrive in the age of the customer.”

Conference Call and Webcast

Forrester will host a conference call with financial analysts and investors today at 9:00 a.m. Eastern time to discuss the transaction. The dial-in number for the conference call is (888) 517-2470 or 1 (630) 827-6818. The participant passcode is 5564713. The call will be available via webcast at forrester.com. For those who cannot access the live broadcast, a replay will be available on Forrester’s website.

About Forrester

Forrester Research is one of the most influential research and advisory firms in the world. We work with business and technology leaders to develop customer-obsessed strategies that drive growth. Forrester’s unique insights are grounded in annual surveys of more than 675,000 consumers and business leaders worldwide, rigorous and objective methodologies, and the shared wisdom of our most innovative clients. Through proprietary research, data, custom consulting, exclusive executive peer groups, and events, the Forrester experience is about a singular and powerful purpose: to challenge the thinking of our clients to help them lead change in their organizations. For more information, visit forrester.com.

About SiriusDecisions

SiriusDecisions helps business-to-business companies worldwide by delivering the actionable intelligence, transformative frameworks and expert guidance that equip executives to modernize and elevate sales, marketing and product performance. Management teams make more informed business decisions through access to our industry analysts, best practice research, benchmark data, peer networks, events and continuous learning courses. SiriusDecisions is based in Wilton, CT with offices in Austin, London, San Francisco, Singapore, Toronto and Waltham, MA. For more information, visit siriusdecisions.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, expectations that Forrester’s acquisition of SiriusDecisions will be accretive to earnings, statements about the success of operational improvements, and statements about Forrester’s future financial performance and financial condition. These statements are based on Forrester’s current plans and expectations and involve risks and uncertainties that could cause actual future activities and results of operations to be materially different from those set forth in the forward-looking statements. Important factors that could cause actual future activities and results to differ include, among others, Forrester’s ability to retain and enrich memberships for its research products and services, demand for advisory and consulting services, technology spending, Forrester’s ability to respond to business and economic conditions and market trends, Forrester’s ability to develop and offer new products and services, the risks and challenges inherent in international business activities, competition and industry consolidation, the ability to attract and retain professional staff, Forrester’s dependence on key personnel, Forrester’s ability to realize the anticipated benefits from recent internal reorganizations, the possibility of network disruptions and security breaches, Forrester’s ability to enforce and protect its intellectual property, and possible variations in Forrester’s quarterly operating results. Dividend declarations are at the discretion of Forrester’s board of directors, and plans for future dividends may be revised by the board at any time.

In addition, there are significant risks and uncertainties relating to Forrester’s proposed acquisition and ownership of SiriusDecisions, including the failure to receive, on a timely basis or otherwise, the required approvals from government and regulatory authorities in connection with the transaction, and the terms of those approvals; the representations and warranties provided by SiriusDecisions and the indemnifications by the sellers of SiriusDecisions are limited in the definitive transaction documents, and, as a result, the assumptions on which its estimates of future results of the business have been based may prove to be incorrect in a number of material ways, which could result in an inability to realize the expected benefits of the acquisition or exposure to material liabilities; using debt to finance, in part, the acquisition will substantially increase Forrester’s indebtedness; Forrester’s obligation to close the acquisition is not conditioned on the completion of its debt financing, and, under certain circumstances, if Forrester fails to satisfy its obligation to consummate the acquisition, Forrester may be required to pay a termination fee that could have an adverse effect on Forrester’s ability to fund its operations; and the inability of Forrester to successfully integrate the operations of SiriusDecisions and realize anticipated benefits of the acquisition. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of the forward-looking statements contained herein. Other unknown or unpredictable factors could also have material adverse effects on Forrester’s future results.

Forrester undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise. For further information, please refer to Forrester’s reports and filings with the Securities and Exchange Commission.

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